                           SCHEDULE 14A INFORMATION

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Crown American Realty Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          CROWN AMERICAN REALTY TRUST
                               Pasquerilla Plaza
                         Johnstown, Pennsylvania 15901

           Notice of Annual Meeting of Shareholders--April 25, 2001

To The Shareholders:

  The Annual Meeting of Shareholders of Crown American Realty Trust (the "Company") will be held at the Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania on Wednesday, April 25, 2001 at 10:00 a.m. (local time), for the purpose of considering and acting upon the following:

     (1) The election of two persons to serve as Trustees for a three-year term expiring at the Annual Meeting of Shareholders in 2004; and

     (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on March 1, 2001 as the record date for the determination of the holders of the Company's Common Shares of Beneficial Interest entitled to receive notice of and to vote at the meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to receive notice of and to vote at said meeting.

  You will find enclosed a proxy card which must be completed and returned in order to vote all Common Shares of Beneficial Interest which you hold. The Company's 2000 Annual Report to Shareholders and Form 10-K is also enclosed.

                                    By Order of the Board of Trustees,

                                          Ronald P. Rusinak
                                          Vice President, General
                                           Counsel and Secretary
Johnstown, Pennsylvania
March 19, 2001

                            YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                          CROWN AMERICAN REALTY TRUST
                               Pasquerilla Plaza
                         Johnstown, Pennsylvania 15901

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                April 25, 2001

                                    GENERAL

  This Proxy Statement is furnished to shareholders in connection with the solicitation by the Board of Trustees of Crown American Realty Trust (the "Company") of proxies in the accompanying form for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. (local time) on Wednesday, April 25, 2001 at the Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania or at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned to the Company, the shares represented will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any shareholder who gives a proxy has the power to revoke it at any time before it is exercised by notice to the Secretary. A later-dated proxy will revoke an earlier proxy, and shareholders who attend the Annual Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

  As of the close of business on March 1, 2001, the Company had outstanding 26,207,919 Common Shares of Beneficial Interest ("Common Shares"). This proxy statement and the proxy in the accompanying form are being mailed on or about March 19, 2001 to holders of record of the Common Shares as of the close of business on March 1, 2001. The Company has senior preferred shares of beneficial interest outstanding which do not currently have voting rights.

  The Annual Report to Shareholders and Form 10-K for the fiscal year ended December 31, 2000, which includes consolidated financial statements, is enclosed with this Proxy Statement.

                                    VOTING

  Shareholders of record as of the close of business on March 1, 2001 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A plurality of all the votes cast shall be sufficient to elect a Trustee. A majority of the votes cast shall be sufficient to approve any other matter which may come before the meeting unless more than a majority of the votes cast is required by statute or by the Company's Second Amended and Restated Declaration of Trust.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

  Under the proxy rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

Management

  The Company conducts all of its business activities through subsidiaries, principally Crown American Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and Crown American Financing Partnership, L.P., a Delaware limited partnership (the "Financing Partnership"). The Company does not have any employees other than its officers. For purposes of this Proxy Statement, employees and officers of the Operating Partnership are treated as employees of the Company.

  The Trustees, chief executive officer, five other most highly compensated executive officers who were serving as executive officers as of December 31, 2000, and all Trustees and executive officers of the Company as a group beneficially owned as of February 28, 2001 the number of Common Shares set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each Trustee and executive officer has sole voting power and sole dispositive power with respect to the shares shown.

                                             Amount and Nature
                                               of Beneficial       Percent
   Name                                          Ownership       of Class (1)
   ----                                      -----------------   ------------
   Mark E. Pasquerilla                           4,396,844 (2)       16.0%
   Clifford A. Barton                               53,050 (3)          *
   Donald F. Mazziotti                              21,371 (4)          *
   Zachary L. Solomon                              320,500 (3)        1.2%
   Peter J. Siris                                  123,500 (5)          *
   Terry L. Stevens                                 90,132 (6)          *
   Donato B. Zucco                                  92,293 (7)          *
   Thomas Stephenson                               138,002 (8)          *
   Nicholas O. Antonazzo                           131,111 (9)          *
   Robert J. Griffith                               53,570 (10)         *
   All Trustees and executive officers as a
    group (10 persons)                           5,420,373 (11)      19.4%

------
*  Less than 1%

(1) The percentage of class was determined by dividing the number of shares beneficially owned by the number of Common Shares outstanding, in each case treating the shares which may be acquired upon exercise of outstanding options as outstanding that are exercisable within 60 days of the Record Date as required by Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. For purposes of inclusion in the table and percentage of class, options represent the right to acquire common Partnership Units, which are exchanged for Common Shares of the Company generally on a one for one basis, upon the exercise of said options.

(2) Includes 38,808 Common Shares held of record by Mark E. Pasquerilla individually and 161,442 Common Shares held of record by Marenrico Partnership, a general partnership consisting of Mark E. Pasquerilla and Leah Pasquerilla, his sister, as to which Common Shares he shares voting and dispositive power. Includes 49,815 Common Shares allocated to the executive in connection with the Crown American Properties, L.P. Key Executive Capital Incentive Plan (the "Executive Incentive Plan") and 697 Common Shares allocated under the Crown American Associates Key Executive Plan (the "Associate Executive Plan"). Also includes 4,146,082 Common Shares beneficially owned by Crown Investments Trust ("Crown Investments"), a Delaware business trust the entire beneficial interest of which is owned by Crown Delaware Holding Corporation, a Delaware corporation ("Crown Delaware"). All the outstanding capital stock of Crown Delaware is owned by Crown Holding Company, a Pennsylvania corporation ("Crown Holding"). All of the voting common stock of Crown Holding is owned by Mark E. Pasquerilla.

(3) Includes 20,500 shares which may be acquired upon the exercise of outstanding options.

(4) Includes 20,000 shares which may be acquired upon the exercise of outstanding options.

(5) Includes 4,000 Common Shares held in trust for his son and daughter, with respect to which Mr. Siris is the trustee, beneficial ownership of which shares is disclaimed. Includes 7,000 Common Shares held jointly by Mr. Siris and his wife, with whom he shares voting and dispositive power. Also includes 51,500 Common Shares held in an investment fund over which Mr. Siris has voting and dispositive power and includes 20,000 shares which may be acquired upon the exercise of outstanding options.

(6) Includes 1,784 Common Shares held in custodial accounts for his daughters, with respect to which Mr. Stevens is the custodian, beneficial ownership of which shares is disclaimed. Also includes 32,972 Common Shares allocated to the executive in connection with the Executive Incentive Plan and 48,000 shares which may be acquired upon the exercise of outstanding options.

(7) Includes 25,619 Common Shares allocated to the executive in connection with the Executive Incentive Plan and 48,000 shares which may be acquired upon the exercise of outstanding options.

(8) Includes 36,771 Common Shares allocated to the executive in connection with the Executive Incentive Plan and 96,000 shares which may be acquired upon the exercise of outstanding options.

(9) Includes 5,503 Common Shares held jointly by Mr. Antonazzo and his wife, with whom he shares voting and dispositive power. Also includes 29,608 Common Shares allocated to the executive in connection with the Executive Incentive Plan. Includes 96,000 shares which may be acquired upon the exercise of outstanding options.

(10) Includes 1,508 Common Shares held jointly by Mr. Griffith and his wife, with whom he shares voting and dispositive power. Also includes 2,662 Common Shares allocated to the executive in connection with the Executive Incentive Plan and 48,000 shares which may be acquired upon the exercise of outstanding options.

(11) Includes 4,146,082 Common Shares beneficially owned by Crown Investments which are included in the reported holdings of Mark E. Pasquerilla. Also includes the shares which may be acquired upon the exercise of outstanding share options as described above.

Other Beneficial Owners

  The following table sets forth information with respect to each shareholder known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares as of the Record Date:

                                             Amount and Nature
   Name and Address                            of Beneficial   Percent
   of Beneficial Owner                           Ownership     of Class
   -------------------                       ----------------- --------
   Crown Investments Trust                       4,214,363 (1)   15.0%
    Pasquerilla Plaza
    Johnstown, PA 15901

   FMR Corp.                                     1,492,300 (2)    5.7%

   President and Fellows of Harvard College      1,447,500 (3)    5.5%

------
(1) Includes 2,873,721 Common Shares (or 10.97% of the outstanding shares) currently held by Crown Investments and 1,340,642 Common Shares that Crown Investments has the right to acquire. Crown Investments presently owns 9,956,398 common partnership units in the Operating Partnership ("Partnership Units"). Pursuant to the Operating Partnership's partnership agreement, Crown Investments has the right to require the Operating Partnership to redeem part or all of Crown Investments' common Partnership Units for a price equal to the equivalent value of the Common Shares (on a one-for-one basis). The obligation to redeem Crown Investments' common Partnership Units may be assumed by the Company and such redemption can then be made for, at the Company's election, either Common Shares (on a one-for-one basis) or the cash equivalent thereof, provided that the Company may not pay for such redemption with Common Shares to the extent that it would result in Crown Investments beneficially or constructively owning more than 16.0% of the outstanding Common Shares. Conversely, Crown Investments may require the Company to assume the obligation to pay for such redemption with Common Shares to the extent that Crown Investments owns less than 16.0% of the outstanding Common Shares. The redemption right may be exercised by Crown Investments from time to time (although only once during any calendar year), in whole or in part, subject to the limitation that in any calendar year the redemption right may be exercised only with respect to 20% of (a) the common Partnership Units held by Crown Investments immediately after the initial public offering of the Common Shares plus (b) the common Partnership Units, if any, issued to Crown Investments in connection with the acquisition of certain properties from Crown Investments. For purposes of the 16.0% ownership limitation, Crown Investments is deemed to own Common Shares held by certain affiliates and related parties; as of December 31, 2000, Crown Investments believes it would be deemed to own 193,407 additional Common Shares for these purposes. Crown Investments has sole voting power and sole investment power over all Common Shares owned by it. The percent of class was determined by dividing the number of Common Shares beneficially owned by the number of Common Shares outstanding, treating the Common Shares which may be acquired by Crown Investments as outstanding.

(2) According to Schedule 13G dated February 14, 2001 filed with the Securities and Exchange Commission by FMR Corp.

(3) According to Schedule 13G dated December 31, 2000 filed with the Securities and Exchange Commission by the President and Fellows of Harvard College.

                                Proposal No. 1

                             ELECTION OF TRUSTEES

Nominees

  Two trustees will be elected at the Annual Meeting to serve until the annual meeting of shareholders in 2004 and until their successors are duly elected and qualified. The Board of Trustees has approved the nominations of Donald F. Mazziotti and Terry L. Stevens and recommends a vote for their election. Each of the nominees has consented to be named as a nominee and to serve if elected.

  Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Trustees will be voted FOR the election of the two nominees. In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominees and such substitute nominee as shall be designated by the Board.

  The Company's Bylaws provide that nominations for the election of Trustees at a meeting of shareholders may be made only by the Board or a shareholder of record entitled to vote in the election of the Trustees to be elected; provided, however, that a nomination may only be made by a shareholder of record at a meeting of shareholders if written notice that the nomination is to be made is received by the Secretary of the Company prior to the meeting. Generally, in the case of an annual meeting, the written notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain certain information with respect to the nominee as set forth in the Bylaws. Shareholders can obtain information regarding the nominating procedure from the Secretary of the Company. The Company received no written notice that a nomination would be made by a shareholder at the Annual Meeting.

  Information about the nominees, each of whom is presently a member of the Board of Trustees, and about the other Trustees whose terms of office will continue after the Annual Meeting is set forth in the table below.

                     Trustee               Principal Occupation or
        Name          Since            Employment, Directorships, Age
        ----         -------           ------------------------------

 Nominees for a term expiring in 2004:

 Donald F. Mazziotti  1993   Senior Consultant to ProDx, Inc. (professional
                             technology services) since January 2001; Chief
                             Information Officer, State of Oregon, 1998-2000;
                             Chairman of Delta Development Group, Inc.
                             (government relations, economic planning and
                             management consulting) from 1995 to 1997;
                             President of Delta Development Group, Inc. from
                             1988 to 1998; Age 55

 Terry L. Stevens     1999   Executive Vice President and Chief Financial
                             Officer of the Company since May 1999; Senior Vice
                             President and Chief Financial Officer of the
                             Company from September 1998 to May 1999; Senior
                             Vice President and Chief Accounting Officer of the
                             Company from May 1995 to September 1998; Vice
                             President and Chief Accounting Officer of the
                             Company from May 1994 to May 1995; Certified
                             Public Accountant; Age 52

 Continuing Trustees with a term expiring in 2003:

 Donato B. Zucco      1999   Senior Vice President and Chief Administrative
                             Officer of the Company since 1993; Mayor of
                             Johnstown, Pennsylvania since January 1998;
                             Director of Promistar Bank since 2000; Age 60

 Zachary L. Solomon   1993   Chief Executive Officer of Baby Togs Inc.
                             (children's wear manufacturer) since February
                             2000; President and Chief Executive Officer of
                             Adrienne Vittadini (clothing designer company)
                             from February 1998 to September 1999; President
                             and Chief Executive Officer of Associated
                             Merchandising Corporation (private label developer
                             and sourcing) from 1991 until 1997; Trustee of
                             Medidigm Corporation since July 2000; Age 66

 Continuing Trustees with a term expiring in 2002:

 Mark E. Pasquerilla  1993   Chairman of the Board of Trustees and Chief
                             Executive Officer since April 1999; Vice Chairman
                             of the Company from September 1998 to April 1999;
                             President of the Company and its various
                             subsidiaries and affiliates since 1993; President
                             and Chairman of Crown Holding Company and its
                             various subsidiaries and affiliates since April
                             1999; President and Vice Chairman of Crown Holding
                             Company and its various subsidiaries from 1993 to
                             1999. President of Crown American Corporation and
                             its various subsidiaries prior to 1993; Director
                             of USBANCORP, Inc., U.S. Bank, UBAN Associates,
                             Inc., Standard Mortgage Corporation of Georgia,
                             United Bancorp Life Insurance Company, and U.S.
                             Bank Mortgage Company; Age 41

                    Trustee               Principal Occupation or
        Name         Since             Employment, Directorships, Age
        ----        -------            ------------------------------

 Clifford A. Barton  1993   Retired since January 1994; Chairman, President and
                            Chief Executive Officer of USBANCORP, Inc. from
                            prior to 1992 to January 1994; Director of Three
                            Rivers Bank & Trust Co. and Three Rivers Bancorp,
                            Inc.; Age 72

 Peter J. Siris      1998   Managing Director of Guerrilla Capital Management
                            LLC (investment management firm) since 1998; Senior
                            Vice President of ABN-Amro-Chicago Corp. (banking
                            group) from February 1997 to March 1997; Senior
                            Vice President of WARNACO, Inc. (clothing
                            manufacturer) from 1995 to 1996; Director of
                            Candies, Inc. since January 2000; Director of
                            E-Save Network since November 1999; Age 56

Vote Required

  Only affirmative votes are counted in the election of Trustees. The two nominees for election as Trustees at the Annual Meeting who receive the highest number of votes cast for the election of Trustees by the holders of the Company's Common Shares present in person or voting by proxy, a quorum being present, will be elected as Trustees.

Committees of Board of Trustees

  The principal committees of the Board of Trustees are the Executive Committee, the Nominating Committee, the Audit Committee and the Compensation Committee.

  The members of the Executive Committee are Mark E. Pasquerilla, Terry L. Stevens, and Donato B. Zucco. The Executive Committee is authorized to exercise all the powers of the Board of Trustees in the conduct of the business of the Company during the time when the Board of Trustees is not in session, except that the Executive Committee cannot declare dividends or other distributions, elect Trustees, issue shares of the Company, recommend action to the shareholders, amend the Bylaws or approve any merger or share exchange which does not require shareholder approval. The Executive Committee did not meet in 2000 because the members of such committee and management of the Company favor participation by all Trustees whenever possible.

  The Board of Trustees has established a Nominating Committee with regard to election to the Board of Trustees. In 2000, the Nominating Committee consisted of Mark E. Pasquerilla and Donald F. Mazziotti. The Committee did not meet in 2000. However, the entire Board of Trustees voted to approve the nominations of Messrs. Mazziotti and Stevens.

  The Audit Committee consists of Messrs. Siris, Barton, Mazziotti and Solomon. The Audit Committee consists only of non-employee Trustees, and its responsibilities include, but are not limited to, reviewing the Company's financial reporting process, making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee held four meetings in 2000.

  The Compensation Committee consists of Messrs. Barton, Siris, Mazziotti and Solomon. The Compensation Committee consists only of non-employee Trustees and its responsibilities include determining compensation of the Company's executive officers and administering the Company's option plans, the Executive Incentive Plan, the Retirement Savings Plan and the Savings Restoration Plan. The Compensation Committee held four meetings in 2000.

  The Board of Trustees held four regular meetings and four special meetings, and took three Actions by Unanimous Written Consent in Lieu of Meeting in 2000. All of the Trustees attended at least 75% of the aggregate of all meetings of the Board of Trustees and the committees on which they served during 2000.

Compensation of Trustees

  Trustees who are employees of the Company do not receive a retainer or fees for attending meetings of the Board of Trustees or meetings of Committees of the Board. Trustees who are not employees of the Company receive an annual fee of $18,000, a meeting fee of $1,000 for each Board or Committee meeting attended and reimbursement of expenses incurred in attending meetings, and a fee of $500 for each non-Board or Committee meeting conference call. Generally, Trustees do not receive compensation for meetings by means of conference telephone or similar communications equipment.

  Options to purchase a total of 125,000 Common Shares of the Company are authorized for grant to non-employee Trustees pursuant to the 1993 Trustees' Option Plan. Each non-employee Trustee automatically is granted on December 31 of each year an option to purchase 5,000 Common Shares having an exercise price equal to 100% of the fair market value of the shares on the date of grant. On December 31, 2000, each of the four non-employee Trustees was granted options to purchase 5,000 Common Shares at an exercise price of $5.3125. The amended Trustees' Option Plan also provides for an automatic grant of 5,000 options to purchase Common Shares with an exercise price equal to 100% of the fair market value of the shares on the date of grant upon the appointment or election of each new non-employee Trustee to the Board. As of December 31, 2000, there were 81,000 outstanding options to purchase Common Shares held by the Trustees. To date, all options granted to the Trustees under the Trustees' Option Plan have been exercisable immediately upon grant and terminate five years thereafter. To date 1,000 and 6,000 options have been exercised by Donald Mazziotti and a former trustee, respectively.

  The terms of each option are contained in an Option Agreement, signed by the optionee, that includes such terms and conditions, consistent with the Trustees' Option Plan, as amended, and Rule 16b-3 ("Rule 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the Compensation Committee determines to be necessary or advisable.

  The Board of Trustees may amend, suspend or terminate the Trustees' Option Plan at any time, in its sole discretion; provided, however, that the Board of Trustees may not amend the Trustees' Option Plan without approval of the shareholders of the Company if such approval is required by Rule 16b-3.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Exchange Act requires the Company's Trustees, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file.

  Marenrico Partnership purchased 1,000 Common Shares on May 31, 2000, which were reported to the SEC later in June 2000.

Compensation of Executive Officers

  The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for 1998, 1999 and 2000 of the Chief Executive Officer of the Company and those persons who were, as of December 31, 2000, the other four most highly compensated executive officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                         Annual        Long-Term    All Other
                                      Compensation    Compensation Compensation
                                   ------------------ ------------ ------------
Name and Principal Position   Year  Salary  Bonus (1) Options (2)      (3)
---------------------------   ---- -------- --------- ------------ ------------
Mark E. Pasquerilla           2000 $312,000 $202,800          0       $7,716
 Chairman of the Board of
  Trustees,                   1999  278,285  216,000          0        7,310
 Chief Executive Officer and
  President                   1998  258,180   23,236          0        8,860

Thomas Stephenson             2000  209,622  125,773     35,000       11,050
 Executive Vice President,    1999  184,373   66,261          0       10,400
 Asset Management             1998  204,509   30,676          0       11,068

Terry L. Stevens              2000  191,163  119,773     45,000       11,050
 Executive Vice President and 1999  169,448   66,600     60,000       10,400
 Chief Financial Officer      1998  151,314   23,250          0        8,457

Nicholas O. Antonazzo         2000  176,879  100,000     35,000        6,302
 Executive Vice President,    1999  180,051   54,000          0        9,170
 Development                  1998  202,145   15,160          0       11,032

Donato B. Zucco               2000  129,375   77,625     55,000        8,404
 Senior Vice President and    1999  121,324   42,000          0        7,884
 Chief Administrative Officer 1998  125,615   15,074          0        8,165

------
(1) Bonuses under the Executive Incentive Plan for 2000, 1999 and 1998 were earned based on corporate and individual performances achieved in those years. In 2000, twelve executives received a bonus based upon the Company achieving predetermined corporate goals and a review of their individual performance. The aggregate of the bonuses earned that relate to 2000 performance was $854,077. The Compensation Committee determined for 2000 that an executive who elected to defer 100% of his or her incentive award in the form of Common Shares to be held by a trust with a bank established under the Executive Incentive Plan (the "Rabbi Trust") until normal retirement, will receive additional Common Shares equivalent to 20% of his or her incentive award. In 2000, four executives deferred 100% of their bonuses in the form of Common Shares and thus received an additional 20% award also in Common Shares; two executives deferred 50%, and the remaining six executives elected to receive 100% in cash in early 2001. After the end of each plan year the Company pays the non-deferred bonuses in cash to the executives and also deposits cash equal to the aggregate amount of the deferred bonuses into the Rabbi Trust. Amounts held in the Rabbi Trust are allocated to each executive and are invested in Common Shares of the Company and in other investments as determined by the Trustee; gains, losses and earnings on the assets are allocated to each executive's account. Each executive will be entitled to receive the value of his or her allocated account in the Rabbi Trust in a lump sum or over a period of years upon retirement or beginning at other dates as elected by the executive.

(2) Options represent the right to acquire common Partnership Units, which are exchanged for Common Shares of the Company generally on a one for one basis, upon the exercise of said options. Mark E. Pasquerilla, Chairman, Chief Executive Officer, and President, currently does not participate in the 1993 Crown American Realty Option Plan (the "Employee Option Plan").

(3) The amount shown represents the Company's contribution to its Retirement Savings Plan on behalf of the named executive.

Options Granted in 2000

  The following table sets forth, as to the individuals named in the Summary Compensation Table, other than Mark E. Pasquerilla, Chairman and CEO, who does not participate in any option plan, information with respect to options granted during 2000 under the 1993 Crown American Realty Option Plan (the "Employee Option Plan"):

                         Option Grant Table for Proxy

                                                                  Potential Realizable
                         Number   % of Total                        Value at Assumed
                       of Shares   Options                           Annual Rates of
                       Subject to Granted to Exercise                  Share Price
                        Options   Employees    Price   Expiration     Appreciation
                        Granted    in 2000   Per Share    Date     for Option Term (1)
                       ---------- ---------- --------- ---------- ---------------------
Name                                                                    5%         10%
----                                                              ---------- ----------
Thomas Stephenson        35,000      6.6%     $5.4370   4/26/2011   $105,618   $262,497

Terry L. Stevens         10,000      1.9%      6.0000   10/2/2011     33,301     82,765
                         35,000      6.6%      5.4370   4/26/2011    105,618    262,497

Nicholas O. Antonazzo    35,000      6.6%      5.4370   4/26/2011    105,618    262,497

Donato B. Zucco          30,000      5.6%      5.3125  12/20/2011     88,457    219,845
                         25,000      4.7%      5.4370   4/26/2011     75,442    187,498

------
(1) The dollar amounts under the potential realizable value columns are the result of calculations at assumed annually compounded rates of stock price appreciation over the eleven-year life of the options in accordance with the proxy regulations of the Securities and Exchange Commission, and are not intended to forecast actual future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised.

Option Exercises in 2000 and 2000 Year-End Values

  The following table sets forth as to four of the persons named in the Summary Compensation Table information with respect to (i) the options exercised during 2000, (ii) the net value realized upon such exercises, (iii) the number of common Partnership Units covered by unexercised options held at December 31, 2000 and (iv) the value of such unexercised options at December 31, 2000. Mark E. Pasquerilla, Chairman and Chief Executive Officer, currently does not participate in the Employee Option Plan. Common Partnership Units obtained under the Employee Option Plan are exchanged for Common Shares of the Company, generally on a one for one basis, upon the exercise of said options.

    Aggregated Option Exercises in 2000 and December 31, 2000 Option Values

                                                                    Value of
                                                     Number of     Unexercised
                                                    Unexercised   In-the-Money
                                                     Options at    Options at
                                Common              December 31,  December 31,
                                Shares                  2000        2000 (1)
                              Acquired on  Value    Exercisable/  Exercisable/
Name and Principal Position    Exercise   Realized Unexercisable  Unexercisable
---------------------------   ----------- -------- -------------- -------------
Thomas Stephenson                   0        $0     72,000/83,000     $0/$0
 Executive Vice President,
  Asset
 Management

Terry L. Stevens                    0        $0    36,000/129,000     $0/$0
 Executive Vice President and
 Chief Financial Officer

Nicholas O. Antonazzo               0        $0     72,000/83,000     $0/$0
 Executive Vice President,
  Development

Donato B. Zucco                     0        $0     36,000/79,000     $0/$0
 Senior Vice President and
 Chief Administrative Officer

------
(1) The value of unexercised in-the-money options has been determined under the assumption that the value of an option for a common Partnership Unit in Crown American Properties, L.P. is equivalent to that of an option for a Common Share of Beneficial Interest in the Company.

Compensation Committee Report on Executive Compensation

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graphs on Pages 13 and 14 shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES

  The Compensation Committee of the Board of Trustees of the Company is responsible for setting and administering the Company's executive compensation programs. The philosophy of the Company is to ensure that executive compensation is designed to provide competitive levels of compensation that are consistent with the Company's annual and long term business performance goals. The Compensation Committee has based its compensation policy for its executive officers on a variety of factors, including job responsibility, salaries paid to executive officers of other REITs similar to the Company and job experience and performance of such officers.

  The Company's compensation program is designed to enhance the Company's ability to attract and retain highly qualified individuals while providing financial motivation necessary to achieve targeted Company performance.

Base Salary

  The Base salary program is designed to provide salary opportunities which are competitive with a community of competitor companies, as well as to reward individual contributions through performance driven salary growth. In the first quarter of 2000, the Committee reviewed the executive compensation for the Company's top executive group. The base salary bonus plan and options program were evaluated using related industry executive compensation data.

  For salary planning purposes, a merit percentage guideline is established by the Company annually. The merit percentage guideline is applied toward each exempt employee's base salary in consideration of the individual's performance, job responsibility, company internal equity and career considerations. A survey of comparable companies reported a projected merit increase range for 2000 to be 3% to 5%. For 2000, the Compensation Committee approved a merit pool increase for employees of the Company consisting of 3% of the aggregate base salaries of participating employees and distributed it on the basis of individual annual performance reviews.

Executive Incentive Plan

  Thirteen of the Company's executives are currently eligible for an annual incentive award under the Executive Incentive Plan, which was adopted in 1993. The Executive Incentive Plan is self-funded through the earnings in excess of the Company's targeted Funds from Operations ("FFO") and Funds Available for Distribution ("FAD"). Under the Executive Incentive Plan, individual awards are driven by participants meeting or exceeding predetermined corporate and individual performance goals.

  Twelve executives received a bonus based upon the Company achieving predetermined corporate goals and a review of their individual performance. The aggregate of the bonuses paid in early 2001 related to the 2000 performance was $854,077. Mark E. Pasquerilla, Chairman and CEO, received $202,800.

Employee Option Plan

  The Company adopted the Employee Option Plan in 1993. The objective of the Employee Option Plan is to provide capital accumulation opportunities to a select group of Company executives and employees by allowing them to acquire an equity interest in the Company, thus increasing their incentives to make continued major contributions to the Company. Additionally, the Company hopes to maintain continuity of employees with the provision of options.

  In 2000, the Compensation Committee approved forty-nine (49) additional grants aggregating 532,500 shares for executives and employees for participation in the Employee Option Plan. The selection of the participants and the number of options awarded to them was based upon their perceived value to the Company and, if applicable, individual job performance.

  As of February 28, 2001, twenty Company officers and twenty-two non-officers were participating in the Employee Option Plan. Mark E. Pasquerilla, is not currently participating in the Employee Option Plan.

Retirement Savings Plan

  The Company instituted the Retirement Savings Plan (the "Savings Plan") on August 17, 1993 pursuant to Section 401(k) of the Internal Revenue Code. The Savings Plan covers employees of the Company who have completed one year of service, working at least 1,000 hours per year, and have attained the age of
21. Executives of the Company are able to participate on the same terms as non-executive employees, subject to any legal limitations on amounts which may be contributed or the benefits which may be payable under the Savings Plan.

  The Company is contributing a percentage, which varies from 2% to 5% depending upon the age of the employee, of each eligible employee's base salary to the Savings Plan as a supplemental employer contribution subject to applicable limitations under the Internal Revenue Code. Participants also may elect to contribute, within certain percentage limitations, on a pre-tax basis. Employee contributions are matched by the Company up to 50% of the first 3% of the participant's salary.

  Receipt of benefits attributable to the Company's matching contribution and the supplemental employer contribution is subject to the vesting and forfeiture provisions of the Savings Plan. Other amounts are fully vested at all times.

  For 2000, the Company contributed an aggregate amount of $44,522 under the Savings Plan on behalf of the most highly compensated executive officers of the Company participating in such Plan. This includes both the supplemental employer contribution and the Company's matching contribution. The Company contributed $7,716 under the Savings Plan on behalf of Chairman and Chief Executive Officer, Mark E. Pasquerilla.

Savings Restoration Plan

  The Company implemented the Savings Restoration Plan (the "Restoration Plan") in 1997. Twenty-one of the Company's executives are currently eligible for participation. The Restoration Plan allows participants to defer current compensation, which cannot be deferred under the Savings Plan due to limitations imposed thereon, including the maximum amount of contributions which may be made. At present, five employees are participating in the Restoration Plan.

                                          Respectfully submitted,

                                          /s/ Clifford A. Barton, Chairman
                                          /s/ Peter J. Siris
                                          /s/ Zachary T. Solomon
                                          /s/ Donald F. Mazziotti

Shareholder Return Performance Graph

  The following line graph compares the cumulative total shareholder return among the Company's Common Shares, the Standard & Poor's 500 Stock Index and a peer group of real estate investment trust companies selected by the Company. The Company believes that the business and operations of the peer group members closely resemble those of the Company. The graph assumes a $100 investment as of December 31, 1995 in the Company's Common Shares, the Index and the peer group. The graph, and the one following, were prepared by SNL Securities, L.C., which reserves all copyrights.

                         [GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN
    AMONG CROWN AMERICAN REALTY TRUST, PEER GROUP INDEX AND S&P 500 INDEX
                        Crown
                        American
                        Realty
                        Trust           Peer Group      S&P 500
Measurement period      _________       _________       _________
(Fiscal year Covered)                   Index           Index
---------------------   ---------       ---------       ---------
Measurement PT -
12/31/95                $    100        $    100         $    100
FYE 12/31/96            $ 105.26        $ 141.37         $ 122.86
FYE 12/31/97            $ 143.34        $ 158.47         $ 163.86
FYE 12/31/98            $ 130.53        $ 153.47         $ 210.64
FYE 12/31/99            $ 104.06        $ 131.22         $ 254.90
FYE 12/31/00            $ 116.48        $ 155.14         $ 231.74

  The peer group consists of the following publicly traded real estate investment trusts engaged in lines of business similar to those of the
Company: CBL & Associates Properties, Inc., Simon Property Group, General Growth Properties, Inc., The Macerich Company, Taubman Centers, Inc., Glimcher Realty Trust and JP Realty, Inc.

  In previous years, the peer group has consisted of CBL & Associates Properties, Inc., Simon Property Group, General Growth Properties, Inc., The Macerich Company, Taubman Centers, Inc. and Urban Shopping Centers, Inc. This year, the Company has decided to exclude Urban Shopping Centers, Inc. from the peer group and add Glimcher Realty Trust and JP Realty, Inc. instead. The change was made because Urban Shopping Centers, Inc. has been acquired by another entity.

  The index using the previous peer group would be as follows:
                         [LINE GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN
    AMONG CROWN AMERICAN REALTY TRUST, PEER GROUP INDEX AND S&P 500 INDEX

                        Crown
                        American        Peer Group      S&P 500
Measurement period      Realty          _________       _________
(Fiscal year Covered)   Trust           Index           Index
---------------------   ---------       ---------       ---------
Measurement PT -
12/31/95                $    100        $    100         $    100
FYE 12/31/96            $ 105.26        $ 143.20         $ 122.86
FYE 12/31/97            $ 143.34        $ 162.81         $ 163.86
FYE 12/31/98            $ 130.53        $ 161.26         $ 210.64
FYE 12/31/99            $ 104.06        $ 137.53         $ 254.97
FYE 12/31/00            $ 116.48        $ 170.24         $ 231.74

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

  The Audit Committee of Crown American Realty Trust is composed of four independent trustees. The Committee operates under a written charter adopted by the Company's Board of Trustees, which is included as Exhibit A to this Proxy Statement.

  Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee is responsible for reviewing the Company's financial reporting process on behalf of the Board of Trustees. In this context, the Audit Committee has met and held discussions with management and Arthur Andersen LLP, the Company's independent public accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has discussed the consolidated financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication With Audit Committees" and SAS No. 90, "Audit Committee Communications."

  During the year ended December 31, 2000 the Company retained Arthur Andersen LLP to provide services in the following categories and amounts: Annual audit and quarterly review services--$207,000; financial information systems design and implementation fees--$0; all other consulting fees--$138,800, consisting primarily of tax return preparation and review services, audits of subsidiaries and other information required under loan or financing agreements, and compensation consulting services.

  Arthur Andersen LLP also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees." The Committee discussed with Arthur Andersen LLP that firm's independence, and the Committee also considered the effect of non-audit services as summarized above on the independence of Arthur Andersen LLP.

  Based on the Committee's discussions with management and the independent public accountants and the Committee's review of the report of the independent public accountants on the consolidated financial statements of the Company for the year ended December 31, 2000, the Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          /s/ Peter J. Siris, Chairman
                                          /s/ Clifford A. Barton
                                          /s/ Donald F. Mazziotti
                                          /s/ Zachary L. Solomon

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crown Rights

  Pursuant to the Operating Partnership Agreement, Crown Investments, and its subsidiary Crown American Investment Company, have certain rights (the "Crown Rights"), which enable them to require the Operating Partnership to redeem part or all of their common Partnership Units for a price equal to the equivalent value of the common shares of the Company (on a one-for-one basis). Crown Investments currently owns 8,169,939 common Partnership Units and Crown American Investment Company owns 1,786,459 common Partnership Units. The obligation to redeem these Partnership Units may be assumed by the Company in exchange for, at the Company's election, either shares (on a one-for-one basis) or the cash equivalent thereof, provided that the Company may not pay for such redemption with shares to the extent that it would result in Crown Investments and its affiliates beneficially or constructively owning more than 16% of the outstanding shares. Crown Investments and its affiliates may require the Company to assume the obligation to pay for such redemption with shares to the extent that Crown Investments and its affiliates own less than 16% of the outstanding shares. Crown Investments and its subsidiary have pledged substantially all their Partnership Units (the "Pledged Units") as collateral for a loan made by an unrelated third party. In June 1995 and in August 1999 the Company filed Registration Statements on Form S-3 with the Securities and Exchange Commission relating to the Pledged Units. If at the time of any such permitted exchange the Shelf Registration is not effective, the Company is obligated to purchase a specified portion of the Pledged Units. The Company also has the right to purchase the Pledged Units in lieu of effecting an exchange.

Management Agreements

  The Company manages certain retail properties for Crown Associates and its affiliates pursuant to a management agreement. For its services, the Company receives management and leasing fees which amounted to $0.04 million for the year ended December 31, 2000.

  In addition, Crown Investments, Crown Associates, and their affiliates have agreed to pay the Company sales commissions up to 15% of the net sales price for its services in selling certain land and other assets owned by these parties. Total commissions earned were $0.4 million for the year ended December 31, 2000.

Support Agreement

  In connection with the Company's formation, Crown Investments entered into a cash flow support agreement (the "Support Agreement"), which was subsequently amended in 1997 and 1994, with the Operating Partnership and the Financing Partnership with respect to Mount Berry Square, Martinsburg Mall, Oak Ridge Mall and Bradley Square, all of which were opened in 1991 and were in various states of initial lease-up, with mall store occupancy rates below 75%.

  The Support Agreement provides that Crown Investments will guarantee, on a quarterly basis, up to a maximum of $1.0 million, that each of the four malls will generate a stipulated aggregate amount of base rents. The quarterly amounts due under the Support Agreement are calculated as the difference between the aggregate amount of actual base rents earned in the quarter at each mall and stipulated aggregate amount of base rents. The 1997 amendment provided that the quarterly support amounts after 1997 shall be reduced by 2.5% of the gross sales price of any sales of outparcel land that occur after 1997, which is intended to approximate the base rents that could have been earned had such outparcel land been leased or developed, rather than sold. Crown Investments was also obligated to fund any tenant improvement and leasing costs associated with a fixed amount of shortfall space. The obligations of Crown Investments under the Support Agreement presently continue as to all four malls and will terminate as to a mall when the aggregate base rents at such mall achieve the stipulated amount over four consecutive quarters (as determined by the independent trustees of the Company). No support payments were required for Mt. Berry Square for the third and fourth quarter of 2000, and none are expected for the first and second quarters of 2001. If that occurs, Crown Investments support obligation shall cease for Mt. Berry Square at the end of the second quarter of 2001.

  Total cash flow support earned by the Company was $2.9 million for the year ended December 31, 2000. Earned support payments and funded tenant improvements under the Support Agreement are accounted for as capital contributions made by the minority owner in the Operating Partnership and are credited to paid-in-capital and minority interest. As a result of the above transactions, the Company had a receivable of $0.6 million from Crown Investments at December 31, 2000.

Crown Associates Lease at Pasquerilla Plaza

  Approximately 14,600 square feet of Pasquerilla Plaza is leased to Crown Associates and an affiliate for annual base rent of approximately $0.28 million. The rent was determined based on rental rates being paid by existing third party tenants and on the fact that Crown Associates' lease includes certain furnishings and equipment and allows Crown Associates use of certain facilities in the building not available to other third party tenants. The lease with Crown Associates ends July 31, 2003, and includes a five-year renewal option at then market rents. The lease with the affiliate ends March 31, 2009, but the affiliate has the right to cancel the lease at the end of March 31, 2004. Total rent earned by the Company for the year ended December 31, 2000, was $0.29 million.

Amounts due to or from Crown Associates and Crown Investments

  In addition to the above item, the Company allocates a portion of the costs related to its administration, communications, information systems, legal, and risk management department to Crown Associates based on estimated usage. These allocated costs aggregated $0.7 million, for the year ended December 31, 2000. Conversely, Crown Associates and its affiliates charge the Company for use of their hotel and dining services. Such costs totaled $0.1 million in 2000. There were no amounts due to or from Crown Associates and Crown Holding at December 31, 2000 as a result of the above transactions.

                                   AUDITORS

  The Board of Trustees engaged Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ended December 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions. It is anticipated that the Board of Trustees will engage Arthur Andersen LLP to audit the Company's consolidated financial statements for the year ending December 31, 2001.

                                 OTHER MATTERS

  No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                           EXPENSES OF SOLICITATION

  The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may, without additional compensation therefor, solicit proxies in person or by telephone or telegraph. Brokerage houses and other nominees, custodians or fiduciaries will be requested by the Company to forward proxy soliciting material and the Company's Annual Report to Shareholders to the beneficial owners of the shares of the Company's Common Shares held of record by them, and the Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                             SHAREHOLDER PROPOSALS

  The Board of Trustees does not know of any other business that may be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of those named in the Proxies solicited hereby to vote the shares represented by such Proxies in accordance with their judgment in such matters.

  A proposal submitted by a shareholder for the regular annual meeting of shareholders to be held in 2002 must be received by the Secretary, Crown American Realty Trust, Pasquerilla Plaza, Johnstown, Pennsylvania 15901 on or prior to November 30, 2001 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting. In connection with the 2002 annual meeting of shareholders, if the Company does not receive notice of a matter or proposal to be considered on or before February 3, 2002, then the persons appointed by the Board of Trustees to vote the proxies for said annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal at such annual meeting, if such matter or proposal is raised at such annual meeting.

                                     By Order of the Board of Trustees,

                                     Ronald P. Rusinak
                                     Vice President, General
                                       Counsel and Secretary

                                                                      Exhibit A

                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three Trustees, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Trustees in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Trustees:

  1. In its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

  2. In its oversight of the Company's financial statements and the independent audit thereof;

  3. In selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

  4.  In evaluating the independence of the outside auditors.

  The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Trustees).

  The outside auditors for the Company are ultimately accountable to the Board of Trustees (as assisted by the Audit Committee). The Board of Trustees, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

  The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements and quarterly financial results. The Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

  1.  With respect to the outside auditor,

    (i) to provide advice to the Board of Trustees in selecting, evaluating or replacing outside auditors;

    (ii) to review the fees charged by the outside auditors for audit and non audit services;

    (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Trustees take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

    (iv) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees and Audit Committee;

  2. With respect to financial reporting principles and policies and internal audit controls and procedures,

    (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
          Section 380), as may be modified or supplemented, including reports and communications related to:

      . deficiencies noted in the audit in the design or operation of internal controls;

      .  consideration of fraud in a financial statement audit;

      .  detection of illegal acts;

      . the outside auditor's responsibility under generally accepted auditing standards;

      .  significant accounting policies;

      .  management judgments and accounting estimates;

      .  adjustments arising from the audit;

      . the responsibility of the outside auditor for other information in documents containing audited financial statements;

      .  disagreements with management;

      .  consultation by management with other accountants;

      . major issues discussed with management prior to retention of the outside auditor;

      . difficulties encountered with management in performing the audit;

      . the outside auditor's judgments about the quality of the entity's accounting principles; and

      . reviews of interim financial information conducted by the outside auditor;

    (iii)  to meet with management and/or the outside auditors:

      . to discuss the scope of the annual audit;

      . to discuss the audited financial statements;

      . to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

      . to review the form of opinion the outside auditors propose to render to the Board of Trustees and shareholders;

      . to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

      . to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

    (iv) to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

  3. With respect to reporting and recommendations,

    (i) to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    (ii) to review this Charter at least annually and recommend any changes to the full Board of Trustees; and

    (iii) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Approved by the Audit Committee
April 26, 2000

                                     VOTE BY INTERNET - www.proxyvote.com
                                                        -----------------
                                     Use the Internet to transmit your voting
                                     instructions and for electronic delivery
CROWN AMERICAN REALTY TRUST          of information. Have your proxy card in
C/O PROXY SERVICES                   hand when  you access the web site. You
P.O. BOX 9142                        will be prompted to enter your 12-digit
FARMINGDALE, NY 11735                Control Number which is located below
                                     to obtain your records and create an
                                     electronic voting instruction form.

                                     VOTE BY PHONE - 1-800-690-6903
                                     Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                     VOTE BY MAIL -
                                     Mark, sign and date your proxy card and
                                     return it in the postage-paid envelope
                                     we've provided or return to CROWN AMERICA
                                     REALTY TRUST, c/o ADP, 51 Mercedes Way,
                                     Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          CRWNA1
                                             KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CROWN AMERICAN REALTY TRUST
                                                         To withhold authority
                                                         to vote, mark "For All
Vote on Trustees                   For Withhold For All  Except" and write the
                                   All    All    Except  nominees' name on the
                                                         line below.

1. The election of the following   [ ]    [ ]     [ ]    ----------------------
   two Trustees for a term
   expiring in 2004:

   01) Donald F. Mazziotti
   02) Terry L. Stevens

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.

NOTE: Please sign as name appears hereon. JOINT OWNERS SHOULD EACH SIGN. WHEN
      SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


-----------------------------------------       -------------------------------

-----------------------------------------       -------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature (Joint Owners)   Date

--------------------------------------------------------------------------------

                          CROWN AMERICAN REALTY TRUST
                 Proxy for the Annual Meeting of Shareholders
                      Solicited by the Board of Trustees
       Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania
              Wednesday, April 25, 2001 - 10:00 a.m. (local time)

The undersigned shareholder of CROWN AMERICAN REALTY TRUST (the "Company") does hereby appoint Mark E. Pasquerilla and Donato B. Zucco, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Shareholders of the Company, to be held April 25, 2001 (the "Annual Meeting"), and at all adjournments thereof, all the Common Shares of Beneficial Interest of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

The undersigned shareholder hereby also revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement both dated March 19, 2001, and of the Annual Report to Shareholders for 2000.

You are urged to promptly return this proxy in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Meeting.

The shares represented by this Proxy will be voted as directed by the shareholder. If this proxy is executed but no direction is given, such shares will be voted "FOR" Item 1.

               (Continued and to be signed on the reverse side)